ACCESSOR(R) FUNDS, INC.
                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101
                          (206) 224-7420/(800) 759-3504
                                www.accessor.com

                         SUPPLEMENT DATED AUGUST 8, 2000
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 29, 2000

The following amends the information in the Section "Investment Advisory and Other Services - Service Providers - Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent", pages 30-31.

     On May 18, 2000 the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Capital, renewed the Management Agreement with Accessor Capital Management L.P. ("Accessor Capital") for a one year period ending June 17, 2001.

     On July 28, 2000 certain changes were made in the direct and indirect ownership interests and structure of Accessor Capital. As a result of these changes, the general partners of Accessor Capital are: Northwest Advisers, Inc.; Bennington Management Associates, Inc.; and Accessor Capital Corporation, all of which are Washington corporations owned solely or predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. Effective August 3, 2000, Accessor Capital Corporation is the managing general partner of Accessor Capital; J. Anthony Whatley III controls Accessor Capital Corporation. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Ravindra
A. Deo and Robert J. Harper.